EXHIBIT 21

      BRINKER INTERNATIONAL, INC., A DELAWARE CORPORATION

                          SUBSIDIARIES


REGISTRANT'S subsidiaries operate full-service restaurants in various locations throughout the United States under the names Chili's Grill & Bar, Romano's Macaroni Grill, On The Border Mexican Cafe, Cozymel's Coastal Mexican Grill, Maggiano's Little Italy, Corner Bakery, and a market store and bakery under the name Eatzi's Market and Bakery.

     BRINKER RESTAURANT CORPORATION, a Delaware corporation MAGGIANO'S/CORNER BAKERY, INC., an Illinois corporation
          BRINKER ALABAMA, INC., a Delaware corporation
         BRINKER ARKANSAS, INC., a Delaware corporation
    BRINKER AUSTRALIA PTY LIMITED, an Australian corporation
     BRINKER CONNECTICUT CORPORATION, a Delaware corporation
         BRINKER DELAWARE, INC., a Delaware corporation
          BRINKER FLORIDA, INC., a Delaware corporation
          BRINKER GEORGIA, INC., a Delaware corporation
          BRINKER INDIANA, INC., a Delaware corporation
           BRINKER IOWA, INC., a Delaware corporation
         BRINKER KENTUCKY, INC., a Delaware corporation
         BRINKER LOUISIANA, INC., a Delaware corporation BRINKER MASSACHUSETTS CORPORATION, a Delaware corporation
         BRINKER MISSOURI, INC., a Delaware corporation
        BRINKER MISSISSIPPI, INC., a Delaware corporation BRINKER OF MONTGOMERY COUNTY, INC., a Maryland corporation
           BRINKER NEVADA, INC., a Nevada corporation
        BRINKER NEW JERSEY, INC., a Delaware corporation
      BRINKER NORTH CAROLINA, INC., a Delaware corporation
           BRINKER OHIO, INC., a Delaware corporation
         BRINKER OKLAHOMA, INC., a Delaware corporation
      BRINKER SOUTH CAROLINA, INC., a Delaware corporation
         BRINKER UK CORPORATION, a Delaware corporation
         BRINKER VIRGINIA, INC., a Delaware corporation
        BRINKER TEXAS, L.P., a Texas limited partnership
       CHILI'S BEVERAGE COMPANY, INC., a Texas corporation
             CHILI'S, INC., a Tennessee corporation
       CHILI'S OF MINNESOTA, INC., a Minnesota corporation
          CHILI'S OF KANSAS, INC., a Kansas corporation
        BRINKER PENN TRUST, a Pennsylvania business trust
   CHILI'S OF WEST VIRGINIA, INC., a West Virginia corporation
       CHILI'S OF WISCONSIN, INC., a Wisconsin corporation
        BRINKER FREEHOLD, INC., a New Jersey corporation
       MAGGIANO'S OF TYSON'S, INC., a Virginia corporation
       ROMANO'S OF ANNAPOLIS, INC., a Maryland corporation
        CHILI'S OF BEL AIR, INC., a Maryland corporation CHILI'S OF MARYLAND, INC., a Maryland corporation
    BRINKER OF BALTIMORE COUNTY, INC., a Maryland corporation
     BRINKER OF HOWARD COUNTY, INC., a Maryland corporation BRINKER RHODE ISLAND, INC., a Rhode Island corporation
          BRINKER OF D.C., INC., a Delaware corporation
              CHILI'S, INC., a Delaware corporation
           EATZI'S CORPORATION, a Delaware corporation
       EATZI'S INVESTMENT COMPANY, a Delaware corporation
    EATZI'S TEXAS HOLDING CORPORATION, a Delaware corporation
        EATZI'S TEXAS, L.P., a Texas limited partnership
          EATZI'S BEVERAGE COMPANY, a Texas corporation
   EATZI'S MASSACHUSETTS BEVERAGE CORPORATION, a Massachusetts
                           corporation
   EATZI'S OF MONTGOMERY COUNTY, INC., a Delaware corporation MAGGIANO'S/CORNER BAKERY BEVERAGE COMPANY, a Texas corporation
    MAGGIANO'S/CORNER BAKERY HOLDING CORPORATION, a Delaware
                           corporation
   MAGGIANO'S/CORNER BAKERY, L.P., a Texas limited partnership